                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                             0-21324                  06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.
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            NYFIX,  Inc. (the  "Company")  entered into an Agreement and Plan of
Merger (the "Merger  Agreement"),  dated as of March 12, 2002,  with  NYOlympus,
Inc.,  a Delaware  corporation  and a wholly  owned  subsidiary  of the  Company
("Merger  Sub"),  and  Javelin   Technologies,   Inc.,  a  Delaware  corporation
("Javelin"),  whereby Merger Sub merged with and into Javelin, thus enabling the
Company to acquire all of the capital stock of Javelin from the  stockholders of
Javelin  at the  time  of the  consummation  of the  transaction  (the  "Javelin
Stockholders")  in exchange  for a  combination  of cash and common stock of the
Company.  The Merger  Agreement was amended on March 20, 2002 and again on March
26, 2002.  The  transaction  was  consummated  as of March 31, 2002. The Company financed the transaction with a combination of (i) approximately  $11,000,000 of cash and (ii)  shares of common  stock of the Company  having a market  value of approximately  $44,000,000.  In addition,  the Company agreed to potentially pay additional consideration to the Javelin Stockholders based on Javelin's revenues for the year ending December 31, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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       (a) Financial Statement of Business Acquired. Pursuant to Item 7(a)(4) of
       Form 8-K, the financial statements required by Item 7(a) will be filed no later than June 14, 2002.

       (b) Pro Forma Financial Information. Pursuant to Items 7(b)(2) and
       7(a)(4) of Form 8-K, the financial statements required by Item 7(b) will be filed no later than June 14, 2002.

       (c)    Exhibits.
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       2.1    Agreement and Plan of Merger among NYFIX, Inc., NYOlympus, Inc.
              and Javelin Technologies, Inc., dated as of March 12, 2002.

       2.2    Amendment No. 1 to Agreement and Plan of Merger among NYFIX, Inc.,
              NYOlympus, Inc. and Javelin Technologies, Inc., dated as of March
              20, 2002.

       2.3    Amendment No. 2 to Agreement and Plan of Merger among NYFIX, Inc.,
              NYOlympus, Inc. and Javelin Technologies, Inc., dated as of March
              26, 2002.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NYFIX, INC.

Dated: April 12, 2002                    By:  /s/ Richard A. Castillo
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                                              Name:  Richard A. Castillo
                                              Title: Chief Financial Officer

                                    EXHIBITS
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